                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 7, 2005

                      SmartServ Online, Inc.
--------------------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)

           Delaware                  0-28008         13-3750708
-------------------------------   ---------------  -------------------
(State or Other Jurisdiction of    (Commission      (I.R.S. Employer
Incorporation or Organization)    File Number)     Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania        19462
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     As  described  in  greater  detail in Item 2.01  below,  on January 7, 2005
SmartServ  Online,   Inc.  (the  "Company")  acquired  all  of  the  issued  and outstanding  capital stock of KPCCD, Inc. ("KPCCD") pursuant to a Stock Purchase
Agreement by and among Nimesh Patel,  Ashok Patel and Kala Patel  (collectively, the "Sellers") and the Company, dated December 19, 2004 ("Agreement"). Following the  closing of this  acquisition,  KPCCD is a  wholly-owned  subsidiary  of the
Company.

     In  connection  with the closing of the  transactions  contemplated  by the
Agreement, on January 7, 2005 KPCCD, the Sellers and Prima Communications,  Inc.
("Prima"),  a company  controlled  by the Sellers,  entered into a Master Vendor
Agreement ("Vendor Agreement").  Under the Vendor Agreement,  Prima will sell to
KPCCD at cost all of KPCCD's requirements of international prepaid calling cards for up to one year  after  January 7,  2005.  The  Company  has  guaranteed  the obligations of KPCCD under the Vendor Agreement as disclosed in Item 2.03 below.

     While the  Vendor  Agreement  has a one year  term,  it is subject to early termination  upon the  happening of certain  enumerated  events,  including  the following:

     o    Automatic  termination  30 days  after  the  Company  raises  over $10 million  in an equity  financing  or closes the  acquisition  of Telco
          Group, Inc. (either a "Significant Event").

     o    If a Significant Event does not occur within nine months from the date of the Vendor Agreement, upon 30 days written notice by Prima if Prima is not satisfied with the Company's then current business plan.

     o    Immediately  if the  employment  of  Nimesh  Patel  or Kala  Patel  is
          terminated  by  KPCCD  (other  than   voluntary   termination  by  the
          employee).

     o    Upon 5 days notice provided by KPCCD.

     Upon any  such  termination,  all  amounts  outstanding  at the time of the termination shall be paid to Prima and, under certain  circumstance,  KPCCD will be required to purchase from Prima all  inventory  that Prima is holding and has ordered for future sale by KPCCD.

Item 2.01         Completion of Acquisition or Disposition of Assets

     On January 7, 2005, the Company  acquired all of the issued and outstanding capital stock of KPCCD pursuant to the  Agreement.  Pursuant to the terms of the
Agreement,  the Company issued  1,000,000  shares of its common stock,  $.01 par value per share ("Common Stock"),  to the Sellers as consideration for acquiring
KPCCD.

     KPCCD is a New York City-based distributor of international prepaid calling cards.  The Company  expects KPCCD to continue in the same line of business as a wholly-owned  subsidiary of the Company. The Company expects that KPCCD will add revenues of approximately $2 million per month.

                                      -2-

     Per the terms of the  Agreement,  immediately  prior to the  closing  KPCCD distributed  to  Prima  all of  KPCCD's  cash,  accounts  receivable,  inventory
(including  prepaid  calling  cards) and accounts  payable.  The Agreement  also provides the Sellers with certain  registration rights with regard to the Common
Stock they received in the  transaction.  In  particular,  the Sellers  received
"piggyback"  registration  rights for a period of two years  after the  closing, which requires the Company to use best efforts to include the Sellers' shares in any  registration  statement  under the  Securities Act of 1933 that the Company otherwise  files with the  Securities  and Exchange  Commission  to register the
Common Stock, except for certain  registration  statements relating to an equity line of credit, employee benefit plans or certain business combinations.

     In  connection  with the closing of the  transactions  contemplated  by the
Agreement,  on January 7, 2005 the  Sellers  and Prima  entered  into the Vendor
Agreement to sell  international  prepaid  calling  cards to KPCCD for up to one year following the closing.  The terms of the Vendor Agreement are summarized in
Item 1.01 above.  In addition,  the Company has  guaranteed  the  obligations of
KPCCD under the Vendor  Agreements  as described in Item 2.03 below.  Two of the
Sellers entered into one-year employment agreements with KPCCD.

Item 2.03         Creation of a Direct Financial Obligation

     As described above in Item 1.01, the Company has guaranteed the obligations of KPCCD under the Vendor  Agreement.  These  obligations  became  effective  on
January 7, 2005 and the terms and  conditions  are  described  in detail in Item
1.01 above.  The exact amount of the  obligations  cannot be  determined at this time as the amount of inventory  acquired will vary over time.  The Company does not have recourse against any third parties,  and the payment of the obligations may be accelerated as described in Item 1.01 above relating to early termination of the  Vendor  Agreement.  The  information  contained  in Item 1.01  hereof is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

     The financial  statements  required by this item will be filed by amendment to this Form 8-K. The Company expects to file these financial  statements within
75 days from the date of acquisition of KPCCD.

(b)      Pro forma financial information.

     The pro forma financial  information required by this item will be filed by amendment to this Form 8-K. The Company  expects to file the pro forma financial information within 75 days from the date of acquisition of KPCCD.

                                      -3-

(c)      Exhibits.

Exhibit                  Description

   2                     Stock  Purchase  Agreement by and among  Nimesh  Patel,
                         Ashok  Patel  and Kala  Patel  and the  Company,  dated
                         December 19, 2004.  The  schedules  and exhibits to the
                         Stock  Purchase  Agreement are listed at the end of the
                         Stock  Purchase  Agreement  but have been  omitted from
                         this Form 8-K. The Registrant  agrees to supplementally
                         furnish a copy of any  omitted  schedule  or exhibit to
                         the Securities and Exchange Commission upon request.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties.  Forward-looking  statements in this document and those made from  time-to-time by the Company are made under the safe harbor provisions of  the  Private  Securities  Litigation  Reform  Act of  1995.  Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from  expectations.  Certain factors that could cause or contribute to such differences are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors"  described under the heading "Certain Factors
That May Affect Future Results" in the Company's  Annual Report on Form 10-KSB/A
for the year ended December 31, 2003 and other SEC filings.

                                      -4-

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SMARTSERV ONLINE, INC.

Dated:  January 13, 2005                   By:  /s/ Robert M. Pons
                                                Robert M. Pons,
                                                Chief Executive Officer

                                      -5-

                                  EXHIBIT INDEX

Exhibit                  Description

2                        Stock  Purchase  Agreement by and among  Nimesh  Patel,
                         Ashok  Patel  and Kala  Patel  and the  Company,  dated
                         December 19, 2004.

                                      -6-